Exhibit 4.01


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[SIDE ONE: DESCRIPTION OF CAREMATRIX CERTIFICATE OF STOCK/STAMPED SPECIMEN]
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COMMON STOCK                                             COMMON STOCK
 NUMBER                                                     SHARES
                                  CAREMATRIX
                            CAREMATRIX CORPORATION


   INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR
      OF THE STATE OF DELAWARE               CERTAIN DEFINITIONS
                                              CUSIP 141706 10 1

        THIS CERTIFICATE IS TRANSFERABLE IN DENVER, CO OR NEW YORK, NY

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THIS CERTIFIES THAT




is the owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.05 PAR VALUE, OF

                            CAREMATRIX CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

   Dated:

                               CERTIFICATE OF STOCK

 /s/                                                 /s/
              SPECIMEN                                    SPECIMEN
      EXECUTIVE VICE PRESIDENT,
    GENERAL COUNSEL AND SECRETARY                         PRESIDENT

                            CAREMATRIX CORPORATION
                                  CORPORATE
                                     SEAL
                                     1989
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:
                  AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                P.O. Box 1596
                            Denver, Colorado 80201
                                                  TRANSFER AGENT AND REGISTRAR
                                                       BY AUTHORIZED SIGNATURE

(C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

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[SIDE TWO: DESCRIPTION OF CAREMATRIX CERTIFICATE OF STOCK/STAMPED SPECIMEN]
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                            CAREMATRIX CORPORATION

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -- as tenants in common                 UNIF GIFT MIN ACT --   .............Custodian .............
TEN ENT  -- as tenants by the entireties                                   (Cust)                  (Minor)
JT TEN   -- as joint tenants with right of                              under Uniform Gifts to Minors Act ..
            survivorship and not as tenants                                           (State)
            in common
                                                 UNIF TRF MIN ACT  --   .......Custodian (until age .......)
                                                                         (Cust)
                                                                       .............under Uniform Transfers
                                                                          (Minor)
                                                                        to Minors Act.......................
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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 ---------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 -------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

X
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X
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NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.